SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  May 26, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                              RESERVE BANCORP, INC.
           -----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        Pennsylvania                     0- 49696              23-3102103
-----------------------------            ----------       ----------------------
(State or other jurisdiction             (File No.)           (IRS Employer
     of incorporation)                                    Identification Number)


  2000 Mt. Troy Road, Pittsburgh, Pennsylvania                      15212
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (412) 322-6107
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                              RESERVE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 5.   OTHER EVENTS
          ------------

         On May 26, 2004, the Board of Directors of the Registrant declared a semi-annual cash dividend of $.15 per share to stockholders of record as of June 15, 2004, payable on or about June 30, 2004.

         The Board of Directors of the Registrant and the Board of Directors of its wholly-owned subsidiary, Reserve Bank, also resolved to change the name of the Registrant from "Reserve Bancorp, Inc." to "RSV Bancorp, Inc." and the name of the Bank from "Reserve Bank" to "Mt.
Troy Bank."

         For further details, reference is made to the Press Release dated May 27, 2004, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS
          -----------------------------------------

         (c) Exhibits.

                  99       Press Release dated May 27, 2004.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  RESERVE BANCORP, INC.



Date: May 27, 2004                By:  /s/ Gerard R. Kunic
                                       -----------------------------------------
                                       Gerard R. Kunic, President